InvestEd Portfolios

Supplement dated January 15, 2014 to the

InvestEd Portfolios Prospectus

dated April 30, 2013

and as supplemented November 25, 2013

Changes in Investment Minimums

Effective January 2014, the minimum amount to open an account has increased to $750 from $500 (per Portfolio), the minimum amount to open an account with automatic investment service (AIS) has increased to $150 from $50 (per Portfolio), and the minimum amount to add to an AIS account has increased to $50 from $25 (per Portfolio).

Supplement	Prospectus	1